POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                     Title

/s/ Charles A. Austin, III                                    Trustee
------------------------------------
Charles A. Austin, III

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                              Title

/s/ K. Dun Gifford                                                     Trustee
--------------------------------------------
K. Dun Gifford

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                              Title

/s/ Leroy Keith, Jr.                                                   Trustee
--------------------------------------------
Leroy Keith, Jr.

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                     Title

/s/ Gerald M. McDonnell                                       Trustee
------------------------------------
Gerald M. McDonnell

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                              Title

/s/ William W. Pettit                                                  Trustee
--------------------------------------------
William W. Pettit

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                     Title

/s/ David M. Richardson                                       Trustee
------------------------------------
David M. Richardson

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                     Title

/s/ Russell A. Salton, III, M.D.                              Trustee
------------------------------------
Russell A. Salton, III, M.D.

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                              Title

/s/ Richard J. Shima                                                   Trustee
--------------------------------------------
Richard J. Shima

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Chairman of the Board and Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                   Title

/s/ Michael S. Scofield                     Chairman of the Board and Trustee
------------------------------------
Michael S. Scofield

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.


Signature                                                              Title

/s/ Richard Wagoner                                                    Trustee
Richard Wagoner